UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 8, 2019

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Item 4.01. Changes in Registrant’s Certifying Accountant.

Our Previous Accounting Firm
     On May 8, 2019, we notified our independent registered public accounting firm, Grant Thornton LLP, of our decision to dismiss Grant Thornton as our independent registered public accounting firm effective that date. The decision to change accounting firms was approved by our Audit Committee.

     The report of Grant Thornton on our financial statements for the years ended March 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2019 and 2018, and through the date of Grant Thornton’s dismissal, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods. There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended March 31, 2019 and 2018, or the subsequent period through the date of Grant Thornton’s dismissal.

     Grant Thornton’s letter to the Securities and Exchange Commission stating whether it agrees with the statements in the above paragraphs is filed as Exhibit 16 to this Current Report on Form 8-K.

Our New Accounting Firm
     On May 8, 2019, we engaged Boulay PLLP as our new independent registered public accounting firm, effective immediately. The decision was approved by our Audit Committee. During the years ended March 31, 2019 and 2018, and through the date of Boulay’s engagement, we did not consult with Boulay regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     We plan to request shareholder ratification of the engagement of Boulay at our 2019 Annual Meeting of Shareholders. We will include our Board of Director’s recommendation and required information in the Proxy Statement for our 2019 Annual Meeting of Shareholders.

Reasons for the Change
     In making the change in our independent registered public accounting firm, our Audit Committee considered a number of factors, including the firm’s experience, expertise, responsiveness, fees, and the governance value of audit firm rotation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date May 14, 2019	NVE CORPORATION (Registrant) /s/ CURT A. REYNDERS Curt A. Reynders Chief Financial Officer

INDEX TO EXHIBITS
Exhibit #	Description

16	Letter from Grant Thornton LLP dated May 14, 2019.